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                                                                  Exhibit 10(26)

THIS AGREEMENT is made on the 1st day of October 2000 between

(1) CANARGO ENERGY CORPORATION, a Corporation incorporated under the laws of Delaware, USA and having an address at 2711 Centerville Rd., Suite 400, Wilmington Delaware 19808 (the "COMPANY"); and

(2) ANTHONY POTTER, residing at 53 Coresbrook Way, Knaphill, Surrey GU21 2TR (the "EXECUTIVE")


WHEREAS the Company wishes to employ the Executive as Chief Financial Officer and Corporate Secretary on the terms and conditions of this Agreement and the Executive wishes to accept such employment. The employing entity will be CanArgo Services (UK) Limited, the Company's UK subsidiary (the "Employing Entity") with its registered address at 148-150 Buckingham Palace Road, London SW1W 9TR.

IT IS AGREED as follows:-

1          DEFINITIONS AND INTERPRETATION

1.1        DEFINITIONS


           In this Agreement, unless the context otherwise requires:


           "BASIC SALARY" means the monthly salary, as specified in Clause 6.1.1 or, as appropriate, the reviewed monthly salary from time to time;


           "CONFIDENTIAL INFORMATION" means all information which is identified or treated by the Company or any Group Company or any of the Group's clients or customers as confidential or which by reason of its character or the circumstances or manner of its disclosure is evidently confidential including (without prejudice to the foregoing generality) any information about the personal affairs of any of the directors (or their families) of the Company or any Group Company, business plans, proposals relating to the acquisition or disposal of a company or business or proposed expansion or contraction of activities, maturing new business opportunities, research and development projects, designs, secret processes, trade secrets, product or services development and formulae, know-how, inventions, sales statistics and forecasts, marketing strategies and plans, costs, profit and loss and other financial information (save to the extent published in audited accounts), prices and discount structures and the names, addresses and contact and other details of: (a) employees and their terms of employment; (b) customers and potential customers, their requirements and their terms of business with the Group; and (c) suppliers and potential suppliers and their terms of business (all whether or not recorded in writing or in electronic or other format);


           "EMPLOYMENT" means the employment of the Executive under this Agreement or, as the context requires, the duration of that employment;


           "GROUP" means the Company, any holding company or undertaking of the Company and any subsidiaries and subsidiary undertakings of the Company or such holding company or undertaking;




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           "GROUP COMPANY" means any company within the Group;


           "HEALTH CARE SCHEME" means the medical expenses insurance, or arrangement(s) provided or introduced from time to time by the Company for the benefit of the Executive.


           "INTELLECTUAL PROPERTY RIGHTS" means any and all existing and future intellectual or industrial property rights in and to any Works, including all existing and future patents, copyrights, design rights (whether registered or unregistered), database rights, trade marks (whether registered or unregistered), semiconductor topography rights, plant varieties rights, internet rights/domain names, know-how and any and all applications for any of the foregoing and any and all rights to apply for any of the foregoing in and to any Works;


           "MINORITY HOLDER" means a person who either solely or jointly holds (directly or through nominees) any shares or loan capital in any company whose shares are listed or dealt in on a recognised investment exchange (as that term is defined by Section 207(1) of the Financial Services Act 1986) provided that such holding does not, when aggregated with any shares or loan capital held by the Executive's partner and/or his or his partner's children under the age of 18, exceed 3% of the shares or loan capital of the class concerned for the time being issued;


           "SHARE OPTIONS" means any options that the Executive may hold to purchase shares in the Company;


           "REMUNERATION COMMITTEE" means the remuneration committee appointed by the Board;


           "TERMINATION DATE" means the date of termination of the Employment;
           and


           "WORKS" means any documents, materials, models, designs, drawings, processes, inventions, formulae, computer coding, methodologies, know-how, Confidential Information or other work, performed made, created, devised, developed or discovered by the Executive in the course of the Employment either alone or with any other person in connection with or in any way affecting or relating to the business of the Company or any Group Company or capable of being used or adapted for use therein or in connection therewith.

1.2        INTERPRETATION AND CONSTRUCTION


           Save to the extent that the context or the express provisions of this Agreement require otherwise, in this Agreement:-

           (a) words importing the singular shall include the plural and vice versa;

           (b)     words importing any gender shall include all other genders;

           (c)     any reference to a Clause, the Schedule or part of the
                   Schedule is to the relevant Clause, Schedule or part of the Schedule of or to this Agreement unless otherwise specified;

           (d) references to this Agreement or to any other document shall be construed as references to this Agreement or to that other document as modified, amended, varied, supplemented, assigned, novated or replaced from time to time;


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           (e)     references to any statute or statutory provision (including any subordinate legislation) includes any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute or statutory provision;

           (f) references to a "PERSON" includes any individual, firm, company, corporation, body corporate, government, state or agency of state, trust or foundation, or any association, partnership or unincorporated body (whether or not having separate legal personality) of two or more foregoing;

           (g) any phrase introduced by the words "INCLUDING", "INCLUDE", "IN PARTICULAR" or any similar expression shall be construed as illustrative only and shall not be construed as limiting the generality of any preceding words;

           (h) the words "OTHER" and "OTHERWISE" shall not be construed eiusdem generis with any foregoing words where a wider construction is possible.

1.3        HEADINGS


           The table of contents and the headings in this Agreement are included for convenience only and shall be ignored in construing this Agreement.

2          THE EMPLOYMENT

2.1        APPOINTMENT


           Subject to the provisions of this Agreement, the Company employs the Executive and the Executive accepts employment as Chief Financial Officer and Corporate Secretary of the Company with effect from 1st October 2000 notwithstanding the date or dates of this Agreement.

2.2        WARRANTY


           The Executive warrants to the Company that by virtue of entering into this Agreement he will not be in breach of any express or implied obligation to any third party.

3          DURATION OF THE EMPLOYMENT

3.1        CONTINUOUS EMPLOYMENT


           The Executive's continuous period of employment with the Company commenced on 1st May 1998.

3.2        DURATION


           Subject to the provisions of Clauses 3 and 15.1 the Employment shall be for a period of two years only but may be extended by agreement for a further period of 6 months. It shall automatically terminate on the expiry of the two years of two years six months, whichever is appropriate. Notwithstanding the foregoing the Employment may be terminated at any time during its duration by:-


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           (a)     the Company giving to the Executive not less than 3 months'
                   previous notice in writing to that effect; or

           (b) the Executive giving to the Company not less than 3 months' previous notice in writing to that effect.

3.3        PAYMENT IN LIEU OF NOTICE

3.3.1 The Company shall be entitled, at its sole discretion, to terminate the Employment immediately in writing either instead of, or at any time after, notice of termination being given (by either the Company or the Executive) and in either case to make a payment to the Executive in lieu of notice.

4          HOURS AND PLACE OF WORK

4.1        HOURS OF WORK


           The Executive agrees that he shall work such hours as are necessary for the proper performance of his duties. The Executive shall work a minimum of 120 hours per month Monday to Friday between the hours of 8 a.m. and 5 p.m., with a break of one hour for lunch each day, on days to be agreed in advance.

4.2        WORKING TIME REGULATIONS


           The Executive agrees to work hours that exceed the maximum average weekly working time limit of 48 hours imposed by the Working Time Regulations 1998. The Executive may withdraw his agreement on giving to the Company 3 months' prior written notice.

4.3        PLACE OF WORK

4.3.1 The Executive's place of work will initially be at the Employing Entity's offices at 148-150 Buckingham Palace Road, London, SW1 but the Company may require the Executive to work at any place within the United Kingdom on either a temporary or an indefinite basis. The Executive will be given reasonable notice of any change in his permanent place of work.

5          SCOPE OF THE EMPLOYMENT

5.1        DUTIES OF THE EXECUTIVE


           During the Employment the Executive shall:-

           (a) undertake and carry out to the best of his ability such duties and exercise such powers in relation to the Company's business as may from time to time be assigned to or vested in him by the Chief Executive Officer;

           (b) in the discharge of those duties and the exercise of those powers observe and comply with all lawful resolutions, regulations and directions from time to time made by, or under the authority of, the Chief Executive Officer and promptly upon request, give a full account to the Chief Executive Officer or a person duly authorised by the Chief Executive Officer of all matters with which he is entrusted;



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           (c)     unless prevented by ill-health, holidays or other unavoidable cause, devote such of his working time, attention and skill to the discharge of his duties hereunder as may be reasonably required; and

           (d) faithfully and diligently perform his duties and at all times use his best endeavours to promote and protect the interests of the Group.

5.2        RIGHT TO SUSPEND DUTIES AND POWERS

5.2.1 The Company reserves the right in its absolute discretion to suspend during any notice period or for the purpose of investigating any matter in which the Executive is implicated or involved all or any of the Executive's duties and powers on terms it considers expedient or to require him to perform only such duties, specific projects or tasks as are assigned to him expressly by the Company (including the duties of another position) in any case for such period or periods and at such place or places (including, without limitation, the Executive's home) as the Company in its absolute discretion deems necessary (the "GARDEN LEAVE").

5.2.2 The Company may, at its sole discretion, require that during the Garden Leave the Executive shall not:

           (a)     enter or attend the premises of the Company or any Group
                   Company;

           (b) contact or have any communication with any client or prospective client or supplier of the Company or any Group Company in relation to the business of the Company or any Group Company;

           (c) contact or have any communication with any employee, officer, director, agent or consultant of the Company or any Group Company in relation to the business of the Company or any Group Company;

           (d) remain or become involved in any aspect of the business of the Company or any Group Company except as required by such companies; or

           (e) work either on his own account or on behalf of any other person.

5.2.3 During Garden Leave, the Executive will continue to receive his Basic Salary and benefits.

5.2.4 For the avoidance of doubt, the Company may exercise its powers under this Clause 5.2 at any time during the Employment including after notice of termination has been given by either party.

6          REMUNERATION

6.1        BASIC SALARY

6.1.1 During the Employment the Company shall pay the Executive a Basic Salary of not less than (pound)8,333 per month less tax and national insurance. The Basic Salary shall accrue from day to day and be payable by credit transfer in equal monthly instalments on or around the 15th day of each calendar month or otherwise as arranged from time to time.


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6.2        SALARY REVIEW


           The Basic Salary shall be reviewed annually with effect from the first anniversary of the commencement of employment. The Company is not obliged to increase the Basic Salary at any review.


6.3        DISCRETIONARY BONUSES


           The Company may, at its sole discretion, pay the Executive a bonus of an amount determined by the Chief Executive Officer in respect of each complete financial year of the Company during which the Employment subsists.

6.4        SHARE OPTIONS


           The Executive will be entitled to 105,000 Special Share Options in the Company subject to the terms of the Special Share Options and necessary regulatory approval.

7          EXPENSES

7.1        OUT-OF-POCKET EXPENSES


           The Company shall reimburse to the Executive (against receipts or other appropriate evidence as the Chief Executive Officer may require) the amount of all out-of-pocket expenses reasonably and properly incurred by him in the proper discharge of his duties hereunder.

7.2        COMPANY CREDIT/CHARGE CARDS


           In the event that the Company issues a Company sponsored credit or charge card to the Executive he shall use such card only for expenses reimbursable under Clause 7.1 and shall return it to the Company when so requested and in any event immediately on termination of the Employment howsoever arising.

7.3        MOBILE TELEPHONE


           The Company will provide the Executive with a mobile telephone for the purpose of properly performing his duties. The Company will be responsible for all payment of all costs in connection with the telephone, including line rental charges, connection fees, and all charges. For the avoidance of doubt, the Executive is permitted to make reasonable use of the mobile telephone for personal purposes. The telephone will however remain the property of the Company at all times and the Company may demand the return of the telephone at any time if, in the opinion of the Company the Executive is making inappropriate use of the telephone.


7.4        MOVING ALLOWANCE


           The Company shall meet all reasonable moving costs incurred by the Executive in moving from Canada to England to include packaging and shipping by air of personal effects, quarantine and kennel costs, commission, interest and legal fees payable on the sale of the Executive's home (up to a maximum of US$7,250 house sale costs). At the termination of the contract, (except where the contract is terminated under Clause 15.1 or by the Executive failing to give the appropriate notice under Clause 3.2) the Company shall meet all reasonable relocation costs incurred by the Executive in returning to Canada or to another



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           location (provided that the reasonable costs incurred in returning to that other location are broadly equivalent or less expensive than the costs of returning to Canada), provided such return takes place within 6 months of the termination of the contract. The Executive will submit quotations to the Company for their approval prior to incurring any such costs.


7.5        RELOCATION COSTS


           The Company shall pay to the Executive a relocation allowance of (pound)5,000 to cover the cost of purchasing furnishings and appliances. A further sum of (pound)2,500 will be paid to the Executive by the Company if the Company is satisfied that such payment is necessary to meet the cost of professional tax or other accounting services necessitated by the relocation.




7.6        TRANSPORTATION


           The Company shall, at their cost, provide airline tickets for the Executive and his immediate family to travel to England from Canada at the start of the contract and to return to Calgary, Canada, or to some other location (provided the cost of travel to that other location is equivalent to the cost of the return to Calgary, Canada) at its conclusion, (except where the contract is terminated under Clause 15.1 or by the Executive failing to give the appropriate notice under Clause 3.2). The Company shall in addition provide, at their cost, airline tickets for the Executive and his family to return to Calgary, Canada, or to some other location (provided the cost of travel is equivalent) once a year during the performance of the contract.

8          DEDUCTIONS


           The Executive agrees that the Company may deduct from any sums due to him under this Agreement any sums due by him to the Company including, without limitation, any debits to his Company credit or charge card not authorised by the Company, the Executive's pension contributions (if any), any overpayments, loans or advances made to him by the Company, the cost of repairing any damage or loss to the Company's property caused by him and any losses suffered by the Company as a result of any negligence or breach of duty by the Executive.

9          OTHER INSURANCE & BENEFITS

9.1        LIFE ASSURANCE


           The Company will provide the Executive with the benefit of death in service life assurance which, in the event of death itself will pay a maximum amount of 4 times his annual salary, subject to the rules and conditions of the policy.

9.2        HEALTH CARE SCHEME


           Without prejudice to the terms of Clause 16, the Executive and his spouse and children up to the age of 18 shall be entitled during the Employment, to participate at the Company's expense in a Health Care Scheme subject to the following terms and conditions:-

           (a) the terms and conditions of the Health Care Scheme from time to time;



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           (b)     the insurer or provider of the Health Care Scheme honouring the claim in respect of the Executive or his spouse or children;

           (c) the Executive's acceptance of such variations to his terms and conditions of employment as may from time to time be required by the Company.

9.3        PHI


           Without prejudice to the terms of Clause 16, the Executive shall be entitled to participate in a Permanent Health Insurance ("PHI") scheme at the expense of the Company, always subject to the terms and conditions of the PHI scheme.

9.4        PAYMENTS

9.4.1 All payments under the PHI scheme or the like will be subject to the deductions required by law.

9.4.2 Where payments are made under the PHI scheme all other benefits provided to or in respect of the Executive will cease from the start of those payments (if they have not done so already), unless the Company is fully reimbursed by the PHI scheme for the cost of providing the benefit.

9.5        RIGHT TO TERMINATE OR AMEND


           The Company reserves the right at its absolute discretion to terminate or amend at any time any Health Care Scheme or PHI scheme or the Executive's membership of any such scheme. The Company will provide an equivalent benefit unless, in the reasonable opinion of the Chief Executive Officer, it is unable to secure insurance at reasonable premiums due to the medical condition of the Executive or his spouse or children.

9.6        MEDICAL EXAMINATIONS AND HEALTH RECORDS


           The Executive shall submit to such medical examinations by a doctor selected by the Chief Executive Officer as may reasonably be required by the Chief Executive Officer from time to time. The Executive authorises the Company to make applications on his behalf for access to any health records relating to him for the purposes of Section 3 of the Access to Health Records Act 1990, provided that the Executive is given prior notice of any application being made. Copies of any health records provided to the Chief Executive Officer as a result of any application shall be made available to the Executive. The fees and expenses incurred in the provision of any medical examination and of obtaining access to the health records shall be borne by the Company.

10         HOLIDAYS

10.1       THE HOLIDAY YEAR


           The Company's holiday year runs from 1st January to 31st December. Holidays can only be taken with the prior permission of the Chief Executive Officer .


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10.2       ANNUAL ENTITLEMENT

10.2.1 The Executive's annual entitlement to paid holidays is to those public or customary holidays recognised by the Company in any holiday year and in addition, 5 weeks' contractual holiday.

10.2.2 Entitlement to contractual holidays is accrued pro rata throughout the holiday year. The Executive will be entitled to take public and customary holidays on the days that they are recognised by the Company during the holiday year.

10.2.3 The Executive is not entitled to carry any unused holiday entitlement forward to the next holiday year without the permission of the Company.

10.3       HOLIDAY ENTITLEMENT ON TERMINATION


           Upon notice of termination of the Employment being served by either party, the Company may require the Executive to take any unused holidays accrued at that time during any notice period. Alternatively, the Company may, at its discretion, on termination of the Employment, make a payment in lieu of accrued contractual holiday entitlement. The Executive will be required to make a payment to the Company in respect of any holidays taken in excess of his holiday entitlement accrued at the Termination Date. Any sums so due may be deducted from any money owing to the Executive by the Company.

10.4       PRE EXISTING VACATION ENTITLEMENT


           The Company agrees to carry forward into this Agreement six weeks' vacation earned by the Executive on other service for the Group. This entitlement shall be carried forward throughout the duration of this Agreement and any balance outstanding at the Termination Date shall be paid to the Executive in lieu.

11         ABSENCE

11.1       ABSENCE DUE TO SICKNESS OR INJURY


           If the Executive is absent from work due to sickness or injury he shall:

           (a)     immediately inform the Company of his sickness or injury;

           (b) in respect of a consecutive period of absence lasting less than 8 days (including weekends), send to the Company a self-certification form in a format stipulated by the Company; and

           (c) in respect of any absence exceeding 7 consecutive days (including weekends), send to the Company a medical certificate signed by a doctor covering the further consecutive period of absence.

11.2       PAYMENT OF SALARY DURING ABSENCE

11.2.1 Subject to the Executive complying with the terms of Clause 11.1, the Company shall continue to pay Basic Salary and other benefits during any period of absence due to sickness or injury for up to a maximum period of 10 weeks in any period of 12 consecutive months unless the Employment is terminated in terms of Clauses 3 or 16. Thereafter the Company



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           shall pay half basic salary and benefits for a further period of 10 weeks in that period of 12 consecutive months unless the employment is terminated in terms of Clauses 3 or 16.

11.2.2 Payment of the Basic Salary in terms of Clause 11.2.1 shall be made less:

           (a) an amount equivalent to any Statutory Sick Pay payable to the Executive;

           (b) any sums which may be received by the Executive under any insurance policy effected by the Company; and

           (c) any other benefits or sums which the Executive receives in terms of the Employment or under any relevant legislation.

12         OTHER INTERESTS

12.1       RESTRICTIONS ON OTHER ACTIVITIES AND INTERESTS OF THE EXECUTIVE

12.1.1 During the Employment the Executive shall not at any time, without the prior written consent of the Chief Executive Officer, either alone or jointly with any other person, carry on or be directly or indirectly employed, engaged, concerned or interested in any business, prospective business or undertaking other than a Group Company. Nothing contained in this Clause shall preclude the Executive from being a Minority Holder unless the holding is in a company that is a direct business competitor of the Company or any Group Company in which case, the Executive shall obtain the prior consent of the Chief Executive Officer to the acquisition or variation of such holding.

12.1.2 If the Executive, with the consent of the Chief Executive Officer , accepts any other appointment he must keep the Company accurately informed of the amount of time he spends working under that appointment.

12.2       TRANSACTIONS WITH THE COMPANY


           Subject to any regulations issued by the Company, the Executive shall not be entitled to receive or obtain directly or indirectly any discount, rebate or commission as a result of any sale or purchase of goods or services effected or other business transacted (whether or not by him) by or on behalf of the Company or any Group Company and if he (or any person in which he is interested) obtains any discount, rebate or commission he shall account to the Company for the amount received by him (or a due proportion of the amount received by the person having regard to the extent of his interest therein).

13         CONFIDENTIALITY AND COMPANY DOCUMENTS

13.1       RESTRICTIONS ON DISCLOSURE/USE OF CONFIDENTIAL INFORMATION


           The Executive must not either during the Employment (except in the proper performance of his duties) or at any time (without limit) after the Termination Date:

           (a)     divulge or communicate to any person;

           (b) use for his own purposes or for any purposes other than those of the Company or any Group Company; or


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           (c)     through any failure to exercise due care and diligence, cause any unauthorised disclosure of;


           any Confidential Information. The Executive must at all times use his best endeavours to prevent publication or disclosure of any Confidential Information. These restrictions shall cease to apply to any information which shall become available to the public generally otherwise than through the default of the Executive.

13.2       PROTECTION OF COMPANY DOCUMENTS AND MATERIALS


           All notes, records, lists of customers, suppliers and employees, correspondence, computer and other discs or tapes, data listings, codes, keys and passwords, designs, drawings and other documents or material whatsoever (whether made or created by the Executive or otherwise and in whatever medium or format) relating to the business of the Company or any Group Company or any of its or their clients (and any copies of the same):

           (a) shall be and remain the property of the Company or the relevant Group Company or client; and

           (b) shall be handed over by the Executive to the Company or the relevant Group Company or client on demand by the Company and in any event on the termination of the Employment.

14         INVENTIONS AND OTHER WORKS

14.1       EXECUTIVE TO FURTHER INTERESTS OF THE COMPANY


           The Company and the Executive agree that the Executive may make or create Works during the Employment and agree that in this respect the Executive is obliged to further the interests of the Company and any Group Company.

14.2       DISCLOSURE AND OWNERSHIP OF WORKS


           The Executive must immediately disclose to the Company all Works and all Intellectual Property Rights. Both the Works and all Intellectual Property Rights will (subject to sections 39 to 43 of the Patents Act
           1977) belong to and be the absolute property of the Company or any other person the Company may nominate.

14.3       PROTECTION, REGISTRATION AND VESTING OF WORKS


           The Executive shall immediately on request by the Company (whether during or after the Termination Date) and at the expense of the
           Company:

           (a) apply or join with the Company or any Group Company in applying for any Intellectual Property Rights or other protection or registration ("PROTECTION") in the United Kingdom and in any other part of the world for, or in relation to, any Works;

           (b) execute all instruments and do all things necessary for vesting all Intellectual Property Rights or Protection when obtained and all right, title and interest to and in the same absolutely and as sole beneficial owner in the Company or such Group Company or other person as the Company may nominate; and



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           (c)     sign and execute any documents and do any acts reasonably
                   required by the Company in connection with any proceedings in respect of any applications and any publication or application for revocation of any Intellectual Property Rights or Protection.

14.4       WAIVER OF RIGHTS BY THE EXECUTIVE


           The Executive hereby irrevocably and unconditionally waives all rights under Chapter IV Copyright, Designs and Patents Act 1988 and any other moral rights which he may have in the Works, in whatever part of the world such rights may be enforceable including:

           (a) the right conferred by section 77 of that Act to be identified as the author of any such Works; and

           (b) the right conferred by section 80 of that Act not to have any such Works subjected to derogatory treatment.

14.5       POWER OF ATTORNEY


           The Executive hereby irrevocably appoints the Company to be his attorney and in his name and on his behalf to execute any such act and to sign all deeds and documents and generally to use his name for the purpose of giving to the Company the full benefit of this Clause. The Executive agrees that, with respect to any third parties, a certificate signed by any duly authorised officer of the Company that any act or deed or document falls within the authority hereby conferred shall be conclusive evidence that this is the case.

14.6       STATUTORY RIGHTS


           Nothing in this Clause 15 shall be construed as restricting the rights of the Executive or the Company under sections 39 to 43 of the Patents Act 1977.

15         TERMINATION

15.1       TERMINATION EVENTS


           Notwithstanding the provisions of Clauses 3 and 12, the Company shall be entitled, but not bound, to terminate the Employment:

           (a) with immediate effect by giving to the Executive notice in writing at any time after the occurrence of any one or more of the following events:-

                   (i) if the Executive is guilty of any gross misconduct or behaviour which tends to bring himself or the Company or any Group Company into disrepute; or

                   (ii) if the Executive commits any material or persistent breach of this Agreement, or fails to comply with any reasonable order or direction of the Chief Executive Officer , or fails to perform his duties to the standard required by the Chief Executive Officer ; or

                   (iii) if he becomes insolvent or bankrupt or compounds with or grants a trust deed for the benefit of his creditors; or

                   (iv) if his behaviour (whether or not in breach of this Agreement) can reasonably be regarded as materially prejudicial to the interests of the Company or any Group Company, including if he is found guilty of any criminal offence punishable by imprisonment (whether or not such sentence is actually imposed); or

                   (v) has an order made against him disqualifying him from acting as a company director; or

                   (vi)    if he becomes of unsound mind; or

           (b) by giving not less than 3 months' notice in writing if the Executive has been prevented by reason of ill health, injury or some other reason beyond his control, from performing his duties under this Agreement for a period or periods aggregating at least ninety days in the preceding period of twelve consecutive months provided that if at any time during the period of such notice and before the termination of the Employment the Executive shall provide a medical certificate satisfactory to the Chief Executive Officer to the effect that he has fully recovered his physical and/or mental health and that no recurrence of illness or incapacity can reasonably be anticipated, the Company shall withdraw the notice.

15.2       NO PAYMENT IN LIEU OF NOTICE


           In the event of the Employment being terminated in accordance with Clause 16.1, the Executive shall not be entitled to receive any payment in lieu of notice. Regardless of this, the termination shall be without prejudice to the continuing obligations of the Executive under this Agreement.

16         EVENTS UPON TERMINATION

16.1       OBLIGATIONS UPON TERMINATION


           Immediately upon the termination of the Employment howsoever arising or immediately at the request of the Chief Executive Officer at any time after either the Company or the Executive has served notice of termination of the Employment, the Executive shall deliver to the Company all Works, materials within the scope of Clause 15.2 and all other materials and property including credit or charge cards, mobile telephone, computer equipment, disks and software, passwords, encryption keys or the like, keys, security pass, letters, stationery, documents, files, films, records, reports, plans and papers (in whatever format including electronic) and all copies thereof used in or relating to the business of the Company or the Group which are in the possession of or under the control of the Executive.

16.2       LOSS OF SHARE OPTIONS


           On the termination of the Employment (whether occurring lawfully or otherwise), the Executive shall not be entitled to any compensation or payment for the loss of the Share Options or any benefit which could have been derived from them, whether the compensation or payment is claimed by way of a payment in lieu of notice, damages for wrongful dismissal, breach of contract or loss of office, or compensation for unfair dismissal, or on any other basis.

17         RESTRICTIONS AFTER TERMINATION

17.1       DEFINITIONS


           Since the Executive is likely to obtain Confidential Information in the course of the Employment and personal knowledge of and influence over suppliers, customers, clients and employees of the Company and Group Companies, the Executive hereby agrees with the Company that in addition to the other terms of this Agreement and without prejudice to the other restrictions imposed upon him by law, he will be bound by the covenants and undertakings contained in Clauses 18.2 to 18.5. In this Clause 18, unless the context otherwise requires:


           "CRITICAL EMPLOYEE" means any person who was a director, employee or consultant of the Company at any time within the Relevant Period who by reason of that position and in particular his seniority and expertise or knowledge of Confidential Information or knowledge of or influence over the clients, customers or contacts of the Company is likely to cause damage to the Company if he were to leave the employment of the Company and become employed by a competitor of the Company;


           "RELEVANT PERIOD" means the period of twelve months immediately preceding the Termination Date;


           "RESTRICTED AREA" means any country in the world where the Company or any Group Company has a valid licence for the exploration and/or production of oil and/or gas;


           "RESTRICTED PERIOD" means the period of 12 months commencing on the Termination Date;

17.2       RESTRICTIVE COVENANTS


           The Executive confirms that, neither during the Employment nor during the Restricted Period, without the prior written consent of the Company (such consent not to be unreasonably withheld), whether by himself, through his employees or agents or otherwise and whether on his own behalf or on behalf of any person, directly or indirectly, he will not:

           (a) so as to compete with the Company in the Restricted Area; be employed or engaged or at all interested in (except as a Minority Holder) a business or person which is involved in the business of exploration or production of oil and/or gas, if the business is or seeks to be in competition with the Company;

           (b) solicit or induce or endeavour to solicit or induce any person who, on the Termination Date, was a Critical Employee (and with whom the Executive had dealings during the Relevant Period) to cease working for or providing services to the Company, whether or not any such person would thereby commit a breach of contract;

           (c) employ or otherwise engage any Critical Employee in the business of exploration or production of oil and/or gas if that business is, or seeks to be, in competition with the Company; or

           (d) solicit or induce or endeavour to solicit or induce any Government body or agency or any other third party in the Restricted Area to cease to deal with the Company and shall not interfere in any way with any relationship between any such Government body or agency or other third party and the Company.

17.3       APPLICATION OF RESTRICTIVE COVENANTS TO OTHER GROUP COMPANIES


           Clause 18.2 shall also apply as though references to the "COMPANY" include references to each Group Company in relation to which the Executive has in the course of the Employment or by reason of rendering services to or holding office in such Group Company:

           (a) acquired knowledge of its trade secrets or Confidential Information; or

           (b) had personal dealings with its Customers or Prospective Customers; or

           (c) supervised directly or indirectly employees having personal dealings with its Customers or Prospective Customers;


           but so that references in Clause 18.1 to the "Company" shall for this purpose be deemed to be references to the relevant Group Company. The obligations undertaken by the Executive pursuant to this Clause 18.3 shall, with respect to each Group Company, constitute a separate and distinct covenant and the invalidity or unenforceability of any such covenant shall not affect the validity or enforceability of the covenants in favour of any other Group Company.

17.4       EFFECT OF SUSPENSION ON RESTRICTED PERIOD


           If the Company exercises its right to suspend the Executive's duties and powers under Clause 5.3 after notice of termination of the Employment has been given, the aggregate of the period of the suspension and the period after the Termination Date for which the covenants in Clause 18 shall apply shall not exceed 12 months and if the aggregate of the two periods would exceed 12 months, the period after the Termination Date for which the covenants in Clause 18 shall apply shall be reduced accordingly.

17.5       SEVERANCE


           The restrictions in this Clause 18 (on which the Executive has had the opportunity to take independent advice, as the Executive hereby acknowledges) are separate and severable restrictions and are considered by the parties to be reasonable in all the circumstances. It is agreed that if any such restrictions, by themselves, or taken together, shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the legitimate interests of the Company or a Group Company but would be adjudged reasonable if some part of it were deleted, the relevant restriction or restrictions shall apply with such deletion(s) as may be necessary to make it or them valid and enforceable.

18         DISCIPLINARY AND GRIEVANCE PROCEDURE

18.1       DISCIPLINARY PROCEDURES


           Any disciplinary action taken in connection with the Employment will usually be taken in accordance with the Company's normal disciplinary procedures (which are workplace rules and not contractually binding) a copy of which is available from the Secretary of the Company.

18.2       GRIEVANCE PROCEDURE


           If the Executive wishes to obtain redress of any grievance relating to the Employment or is dissatisfied with any reprimand, suspension or other disciplinary step taken by the Company, he shall apply in writing to the Managing Director, setting out the nature and details of any such grievance or dissatisfaction.

19         GENERAL

19.1       PROVISIONS WHICH SURVIVE TERMINATION


           Any provision of this Agreement which is expressed or intended to have effect on, or to continue in force after, the termination of this Agreement shall have such effect, or, as the case may be, continue in force, after such termination.

19.2       NO COLLECTIVE AGREEMENTS


           There are no collective agreements that directly affect the terms and conditions of the Employment.

20         DATA PROTECTION


           The Executive acknowledges and agrees that the Company is permitted to hold personal information about the Executive as part of its personnel and other business records and may use such information in the course of the Company's or the Group's business. The Executive agrees that the Company may disclose such information to third parties in the event that such disclosure is in the Company's view required for the proper conduct of the Company's business or that of any Group Company. This Clause applies to information held, used or disclosed in any medium.

21         ENTIRE AGREEMENT


           This Agreement and the documents referred to in it, constitute the entire agreement and understanding of the parties and supersede any previous agreement between the parties relating to the subject matter of this Agreement.


22         INDEMNITY & INSURANCE

22.1       INDEMNITY


           The Company shall indemnify the Executive in respect of any costs, claims or liabilities incurred by the Executive in the proper performance of his duties hereunder.

22.2       INSURANCE


           The Company shall be responsible for ensuring that the Company takes out and maintains directors and officer's liability insurance in respect of all current directors and officers and to cover all directors and officers for a period of 3 years after termination of their contracts.

23         GOVERNING LAW AND JURISDICTION

23.1       GOVERNING LAW


           This Agreement shall be governed and construed in accordance with the law of England & Wales.

23.2       JURISDICTION


           Each party hereby submits to the exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or in connection with this Agreement and its implementation and effect.


IN WITNESS WHEREOF this Agreement has been duly signed, sealed and delivered as a Deed the day and year before written.

SUBSCRIBED for and on behalf of CanArgo Energy Corporation

at London on 22 March 2001

by    /s/  DAVID ROBSON
      -----------------     Chief Executive Officer
         David Robson


                                      /s/  ANTHONY POTTER
SIGNED by the said Anthony Potter     -------------------
                                        Anthony Potter


at London on 22 March 2001

in the presence of:-

Witness    /s/  MURRAY CHANCELLOR
           ----------------------
Full Name     Murray Chancellor

Address ..........................................................

 ..................................................................

Occupation .......................................................

THIS AGREEMENT is made on the 1st day of October 2000 between

(1) CANARGO LIMITED, a Company incorporated under the laws of Guernsey with Registered Number 32825 and having its Registered Office there at PO Box 291, Commerce House, Les Banques, St Peter Port, Guernsey, GY1 3RR (the "COMPANY"); and

(2) ANTHONY POTTER, residing at 53 Coresbrook Way, Knaphill, Surrey GU21 2TR (the "EXECUTIVE")


WHEREAS the Company wishes to employ the Executive as Financial Controller on the terms and conditions of this Agreement and the Executive wishes to accept such employment.

IT IS AGREED as follows:-

1          DEFINITIONS AND INTERPRETATION

1.1        DEFINITIONS

           In this Agreement, unless the context otherwise requires:

           "BASIC SALARY" means the monthly salary, as specified in Clause 6.1.1 or, as appropriate, the reviewed monthly salary from time to time;

           "CONFIDENTIAL INFORMATION" means all information which is identified or treated by the Company or any Group Company or any of the Group's clients or customers as confidential or which by reason of its character or the circumstances or manner of its disclosure is evidently confidential including (without prejudice to the foregoing generality) any information about the personal affairs of any of the directors (or their families) of the Company or any Group Company, business plans, proposals relating to the acquisition or disposal of a company or business or proposed expansion or contraction of activities, maturing new business opportunities, research and development projects, designs, secret processes, trade secrets, product or services development and formulae, know-how, inventions, sales statistics and forecasts, marketing strategies and plans, costs, profit and loss and other financial information (save to the extent published in audited accounts), prices and discount structures and the names, addresses and contact and other details of: (a) employees and their terms of employment; (b) customers and potential customers, their requirements and their terms of business with the Group; and (c) suppliers and potential suppliers and their terms of business (all whether or not recorded in writing or in electronic or other format);

           "EMPLOYMENT" means the employment of the Executive under this Agreement or, as the context requires, the duration of that employment;

           "GROUP" means the Company, any holding company or undertaking of the Company and any subsidiaries and subsidiary undertakings of the Company or such holding company or undertaking;

           "GROUP COMPANY" means any company within the Group;


           "INTELLECTUAL PROPERTY RIGHTS" means any and all existing and future intellectual or industrial property rights in and to any Works, including all existing and future patents, copyrights, design rights (whether registered or unregistered), database rights, trade marks

           (whether registered or unregistered), semiconductor topography rights, plant varieties rights, internet rights/domain names, know-how and any and all applications for any of the foregoing and any and all rights to apply for any of the foregoing in and to any Works;

           "MINORITY HOLDER" means a person who either solely or jointly holds (directly or through nominees) any shares or loan capital in any company whose shares are listed or dealt in on a recognised investment exchange (as that term is defined by Section 207(1) of the Financial Services Act 1986) provided that such holding does not, when aggregated with any shares or loan capital held by the Executive's partner and/or his or his partner's children under the age of 18, exceed 3% of the shares or loan capital of the class concerned for the time being issued;

           "TERMINATION DATE" means the date of termination of the Employment;
           and


           "WORKS" means any documents, materials, models, designs, drawings, processes, inventions, formulae, computer coding, methodologies, know-how, Confidential Information or other work, performed made, created, devised, developed or discovered by the Executive in the course of the Employment either alone or with any other person in connection with or in any way affecting or relating to the business of the Company or any Group Company or capable of being used or adapted for use therein or in connection therewith.

1.2        INTERPRETATION AND CONSTRUCTION

           Save to the extent that the context or the express provisions of this Agreement require otherwise, in this Agreement:-

           (a) words importing the singular shall include the plural and vice versa;

           (b) words importing any gender shall include all other genders;

           (c)        any reference to a Clause, the Schedule or part of the
                      Schedule is to the relevant Clause, Schedule or part of the Schedule of or to this Agreement unless otherwise specified;

           (d) references to this Agreement or to any other document shall be construed as references to this Agreement or to that other document as modified, amended, varied, supplemented, assigned, novated or replaced from time to time;

           (e) references to any statute or statutory provision (including any subordinate legislation) includes any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute or statutory provision;

           (f) references to a "PERSON" includes any individual, firm, company, corporation, body corporate, government, state or agency of state, trust or foundation, or any association, partnership or unincorporated body (whether or not having separate legal personality) of two or more foregoing;

           (g) any phrase introduced by the words "INCLUDING", "INCLUDE", "IN PARTICULAR" or any similar expression shall be construed as illustrative only and shall not be construed as limiting the generality of any preceding words;

           (h) the words "OTHER" and "OTHERWISE" shall not be construed eiusdem generis with any foregoing words where a wider construction is possible.

1.3        HEADINGS

           The table of contents and the headings in this Agreement are included for convenience only and shall be ignored in construing this Agreement.

2          THE EMPLOYMENT

2.1        APPOINTMENT

           Subject to the provisions of this Agreement, the Company employs the Executive and the Executive accepts employment as Financial Controller of the Company with effect from 1st October 2000 notwithstanding the date or dates of this Agreement.

2.2        WARRANTY

           The Executive warrants to the Company that by virtue of entering into this Agreement he will not be in breach of any express or implied obligation to any third party.

3          DURATION OF THE EMPLOYMENT

3.1        CONTINUOUS EMPLOYMENT

           The Executive's continuous period of employment with the Company commenced on 1st October 2000.

3.2        DURATION

           Subject to the provisions of Clauses 3 and 15.1 the Employment shall be for a period of two years only but may be extended by agreement for a further period of 6 months. It shall automatically terminate on the expiry of the two years or two years six months, whichever is appropriate. Notwithstanding the foregoing the Employment may be terminated at any time by:-

           (a) the Company giving to the Executive not less than 3 months' previous notice in writing to that effect; or


           (b) the Executive giving to the Company not less than 3 months' previous notice in writing to that effect.


3.3        PAYMENT IN LIEU OF NOTICE


           The Company shall be entitled, at its sole discretion, to terminate the Employment immediately in writing either instead of, or at any time after, notice of termination being given (by either the Company or the Executive) and in either case to make a payment to the Executive in lieu of notice.

3.4        COMPULSORY RETIREMENT

           Notwithstanding Clause 3.2, the Employment shall terminate without notice on the Executive's 60th birthday.

4          HOURS AND PLACE OF WORK

4.1        HOURS OF WORK

           The Executive agrees that he shall work such hours as are necessary for the proper performance of his duties. The Executive shall work a minimum of 60 hours per month on days to be agreed in advance.

4.2        PLACE OF WORK

           The Executive's place of work will initially be at the Company's premises at 2/5 Arakishvili Street, Tbilisi, Georgia or at the Company's premises at St Peter Port, Guernsey but the Company may require the Executive to work at any place within Eastern Europe or the Middle East on either a temporary or an indefinite basis. The Executive will be given reasonable notice of any change in his permanent place of work.

5          SCOPE OF THE EMPLOYMENT

5.1        DUTIES OF THE EXECUTIVE

           During the Employment the Executive shall:-


           (a) undertake and carry out to the best of his ability such duties and exercise such powers in relation to the Company's business as may from time to time be assigned to or vested in him by the Managing Director;

           (b) in the discharge of those duties and the exercise of those powers observe and comply with all lawful resolutions, regulations and directions from time to time made by, or under the authority of, the Managing Director and promptly upon request, give a full account to the Managing Director or a person duly authorised by the Managing Director of all matters with which he is entrusted;

           (c) unless prevented by ill-health, holidays or other unavoidable cause, devote such of his working time, attention and skill to the discharge of his duties hereunder as may be reasonably required; and

           (d) faithfully and diligently perform his duties and at all times use his best endeavours to promote and protect the interests of the Group.


5.2        RIGHT TO SUSPEND DUTIES AND POWERS

5.2.1 The Company reserves the right in its absolute discretion to suspend during any notice period or for the purpose of investigating any matter in which the Executive is implicated or involved all or any of the Executive's duties and powers on terms it considers expedient or to require him to perform only such duties, specific projects or tasks as are assigned to him expressly by the Company (including the duties of another position) in any case for such period or periods and at such place or places (including, without limitation, the Executive's home) as the Company in its absolute discretion deems necessary (the "GARDEN LEAVE").

5.2.2 The Company may, at its sole discretion, require that during the Garden Leave the Executive shall not:

           (a)        enter or attend the premises of the Company or any Group
                      Company;

           (b) contact or have any communication with any client or prospective client or supplier of the Company or any Group Company in relation to the business of the Company or any Group Company;

           (c) contact or have any communication with any employee, officer, director, agent or consultant of the Company or any Group Company in relation to the business of the Company or any Group Company;

           (d) remain or become involved in any aspect of the business of the Company or any Group Company except as required by such companies; or


           (e) work either on his own account or on behalf of any other person.


5.2.3 During Garden Leave, the Executive will continue to receive his Basic Salary and benefits.


5.2.4 For the avoidance of doubt, the Company may exercise its powers under this Clause 5.2 at any time during the Employment including after notice of termination has been given by either party.

6          REMUNERATION

6.1        BASIC SALARY

           During the Employment the Company shall pay the Executive a Basic Salary of not less than $6,570 (US Dollars) per month. The Basic Salary shall accrue from day to day and be payable by credit transfer in equal monthly instalments on or around the 15th day of each calendar month or otherwise as arranged from time to time.

6.2        SALARY REVIEW

           The Basic Salary shall be reviewed annually with effect from the first anniversary of the commencement of employment. The Company is not obliged to increase the Basic Salary at any review.

7          EXPENSES

7.1        OUT-OF-POCKET EXPENSES

           The Company shall reimburse to the Executive (against receipts or other appropriate evidence as the Managing Director may require) the amount of all out-of-pocket expenses reasonably and properly incurred by him in the proper discharge of his duties hereunder.

7.2        COMPANY CREDIT/CHARGE CARDS

           In the event that the Company issues a Company sponsored credit or charge card to the Executive he shall use such card only for expenses reimbursable under Clause 7.1 and shall return it to the Company when so requested and in any event immediately on termination of the Employment howsoever arising.

8          DEDUCTIONS

           The Executive agrees that the Company may deduct from any sums due to him under this Agreement any sums due by him to the Company including, without limitation, any debits to his Company credit or charge card not authorised by the Company, the Executive's pension contributions (if any), any overpayments, loans or advances made to him by the Company, the cost of repairing any damage or loss to the Company's property caused by him and any losses suffered by the Company as a result of any negligence or breach of duty by the Executive.

9          OTHER INSURANCE & BENEFITS

9.1        LIFE ASSURANCE

           The Company will provide the Executive with the benefit of death in service life assurance which, in the event of death itself will pay a maximum amount of 4 times his annual salary, subject to the rules and conditions of the policy.

9.2        PAYMENTS

9.2.1 All payments under the PHI scheme or the like will be subject to the deductions required by law.


9.2.2 Where payments are made under the PHI scheme all other benefits provided to or in respect of the Executive will cease from the start of those payments (if they have not done so already), unless the Company is fully reimbursed by the PHI scheme for the cost of providing the benefit.

9.3        RIGHT TO TERMINATE OR AMEND


           The Company reserves the right at its absolute discretion to terminate or amend at any time the PHI scheme or the Executive's membership of any scheme. The Company will provide an equivalent benefit unless, in the reasonable opinion of the Managing Director, it is unable to secure insurance at reasonable premiums due to the medical condition of the Executive.

9.4        MEDICAL EXAMINATIONS AND HEALTH RECORDS

           The Executive shall submit to such medical examinations by a doctor selected by the Managing Director as may reasonably be required by the Managing Director from time to time. The Executive authorises the Company to make applications on his behalf for access to any health records relating to him for the purposes of Section 3 of the Access to Health Records Act 1990, provided that the Executive is given prior notice of any application being made. Copies of any health records provided to the Managing Director as a result of any application shall be made available to the Executive. The fees and expenses incurred in the provision of any medical examination and of obtaining access to the health records shall be borne by the Company.

10         ABSENCE

10.1       ABSENCE DUE TO SICKNESS OR INJURY

           If the Executive is absent from work due to sickness or injury he shall:

           (a)        immediately inform the Company of his sickness or injury;


           (b) in respect of a consecutive period of absence lasting less than 8 days (including weekends), send to the Company a self-certification form in a format stipulated by the Company; and

           (c) in respect of any absence exceeding 7 consecutive days (including weekends), send to the Company a medical certificate signed by a doctor covering the further consecutive period of absence.

10.2       PAYMENT OF SALARY DURING ABSENCE

10.2.1 Subject to the Executive complying with the terms of Clause 11.1, the Company shall continue to pay Basic Salary and other benefits during any period of absence due to sickness or injury for up to a maximum period of 10 weeks in any period of 12 consecutive months unless the Employment is terminated in terms of Clauses 3 or 15. Thereafter the Company shall pay half basic salary and benefits for a further period of 10 weeks in that period of 12 consecutive months unless the employment is terminated in terms of Clauses 3 or 15.

10.2.2 Payment of the Basic Salary in terms of Clause 11.2.1 shall be made less:

           (a) an amount equivalent to any Statutory Sick Pay payable to the Executive;


           (b) any sums which may be received by the Executive under any insurance policy effected by the Company; and

           (c) any other benefits or sums which the Executive receives in terms of the Employment or under any relevant legislation.


11         OTHER INTERESTS

11.1       RESTRICTIONS ON OTHER ACTIVITIES AND INTERESTS OF THE EXECUTIVE


11.1.1 During the Employment the Executive shall not at any time, without the prior written consent of the Managing Director, either alone or jointly with any other person, carry on or be directly or indirectly employed, engaged, concerned or interested in any business, prospective business or undertaking other than a Group Company. Nothing contained in this Clause shall preclude the Executive from being a Minority Holder unless the holding is in a company that is a direct business competitor of the Company or any Group Company in which case, the Executive shall obtain the prior consent of the Managing Director to the acquisition or variation of such holding.

11.1.2 If the Executive, with the consent of the Managing Director, accepts any other appointment he must keep the Company accurately informed of the amount of time he spends working under that appointment.

11.2       TRANSACTIONS WITH THE COMPANY

           Subject to any regulations issued by the Company, the Executive shall not be entitled to receive or obtain directly or indirectly any discount, rebate or commission as a result of any sale or purchase of goods or services effected or other business transacted (whether or not by him) by or on behalf of the Company or any Group Company and if he (or any person in which he is interested) obtains any discount, rebate or commission he shall account to the Company for the amount received by him (or a due proportion of the amount received by the person having regard to the extent of his interest therein).

12         CONFIDENTIALITY AND COMPANY DOCUMENTS

12.1       RESTRICTIONS ON DISCLOSURE/USE OF CONFIDENTIAL INFORMATION

           The Executive must not either during the Employment (except in the proper performance of his duties) or at any time (without limit) after the Termination Date:

           (a)        divulge or communicate to any person;


           (b) use for his own purposes or for any purposes other than those of the Company or any Group Company; or

           (c) through any failure to exercise due care and diligence, cause any unauthorised disclosure of;


           any Confidential Information. The Executive must at all times use his best endeavours to prevent publication or disclosure of any Confidential Information. These restrictions shall cease to apply to any information which shall become available to the public generally otherwise than through the default of the Executive.

12.2       PROTECTION OF COMPANY DOCUMENTS AND MATERIALS

           All notes, records, lists of customers, suppliers and employees, correspondence, computer and other discs or tapes, data listings, codes, keys and passwords, designs, drawings and other documents or material whatsoever (whether made or created by the Executive or otherwise and in whatever medium or format) relating to the business of the Company or any Group Company or any of its or their clients (and any copies of the same):

           (a) shall be and remain the property of the Company or the relevant Group Company or client; and

           (b) shall be handed over by the Executive to the Company or the relevant Group Company or client on demand by the Company and in any event on the termination of the Employment.

13         INVENTIONS AND OTHER WORKS

13.1       EXECUTIVE TO FURTHER INTERESTS OF THE COMPANY


           The Company and the Executive agree that the Executive may make or create Works during the Employment and agree that in this respect the Executive is obliged to further the interests of the Company and any Group Company.

13.2       DISCLOSURE AND OWNERSHIP OF WORKS

           The Executive must immediately disclose to the Company all Works and all Intellectual Property Rights. Both the Works and all Intellectual Property Rights will (subject to sections 39 to 43 of the Patents Act
           1977) belong to and be the absolute property of the Company or any other person the Company may nominate.

13.3       PROTECTION, REGISTRATION AND VESTING OF WORKS

           The Executive shall immediately on request by the Company (whether during or after the Termination Date) and at the expense of the
           Company:

           (a) apply or join with the Company or any Group Company in applying for any Intellectual Property Rights or other protection or registration ("PROTECTION") in the United Kingdom and in any other part of the world for, or in relation to, any Works;

           (b) execute all instruments and do all things necessary for vesting all Intellectual Property Rights or Protection when obtained and all right, title and interest to and in the same absolutely and as sole beneficial owner in the Company or such Group Company or other person as the Company may nominate; and

           (c) sign and execute any documents and do any acts reasonably required by the Company in connection with any proceedings in respect of any applications and any publication or application for revocation of any Intellectual Property Rights or Protection.

13.4       WAIVER OF RIGHTS BY THE EXECUTIVE

           The Executive hereby irrevocably and unconditionally waives all rights under Chapter IV Copyright, Designs and Patents Act 1988 and any other moral rights which he may have in the Works, in whatever part of the world such rights may be enforceable including:

           (a) the right conferred by section 77 of that Act to be identified as the author of any such Works; and

           (b) the right conferred by section 80 of that Act not to have any such Works subjected to derogatory treatment.


13.5       POWER OF ATTORNEY

           The Executive hereby irrevocably appoints the Company to be his attorney and in his name and on his behalf to execute any such act and to sign all deeds and documents and generally to use his name for the purpose of giving to the Company the full benefit of this Clause. The Executive agrees that, with respect to any third parties, a certificate signed by any duly authorised officer of the Company that any act or deed or document falls within the authority hereby conferred shall be conclusive evidence that this is the case.

13.6       STATUTORY RIGHTS

           Nothing in this Clause 14 shall be construed as restricting the rights of the Executive or the Company under sections 39 to 43 of the Patents Act 1977.

14         TERMINATION

14.1       TERMINATION EVENTS

           Notwithstanding the provisions of Clauses 3 and 11, the Company shall be entitled, but not bound, to terminate the Employment:

           (a) with immediate effect by giving to the Executive notice in writing at any time after the occurrence of any one or more of the following events:-


                      (i) if the Executive is guilty of any gross misconduct or behaviour which tends to bring himself or the Company or any Group Company into disrepute; or

                      (ii) if the Executive commits any material or persistent breach of this Agreement, or fails to comply with any reasonable order or direction of the Managing Director, or fails to perform his duties to the standard required by the Managing Director; or

                      (iii) if he becomes insolvent or bankrupt or compounds with or grants a trust deed for the benefit of his creditors; or


                      (iv) if his behaviour (whether or not in breach of this Agreement) can reasonably be regarded as materially prejudicial to the interests of the Company or any Group Company, including if he is found guilty of any criminal offence punishable by imprisonment (whether or not such sentence is actually imposed); or

                      (v) has an order made against him disqualifying him from acting as a company director; or


                      (vi)       if he becomes of unsound mind; or


           (b) by giving not less than 6 months' notice in writing if the Executive has been prevented by reason of ill health, injury or some other reason beyond his control, from performing his duties under this Agreement for a period or periods aggregating at least ninety days in the preceding period of twenty four consecutive months provided that if at any time during the period of such notice and before the termination of the Employment the Executive shall provide a medical certificate satisfactory to the Managing Director to the effect that he has fully recovered his physical and/or mental health and that no recurrence of illness or incapacity can reasonably be anticipated, the Company shall withdraw the notice.


14.2       NO PAYMENT IN LIEU OF NOTICE


           In the event of the Employment being terminated in accordance with Clause 15.1, the Executive shall not be entitled to receive any payment in lieu of notice. Regardless of this, the termination shall be without prejudice to the continuing obligations of the Executive under this Agreement.

15         EVENTS UPON TERMINATION

15.1       OBLIGATIONS UPON TERMINATION

           Immediately upon the termination of the Employment howsoever arising or immediately at the request of the Managing Director at any time after either the Company or the Executive has served notice of termination of the Employment, the Executive shall deliver to the Company all Works, materials within the scope of Clause 14.2 and all other materials and property including credit or charge cards, mobile telephone, computer equipment, disks and software, passwords, encryption keys or the like, keys, security pass, letters, stationery, documents, files, films, records, reports, plans and papers (in whatever format including electronic) and all copies thereof used in or relating to the business of the Company or the Group which are in the possession of or under the control of the Executive.

15.2       LOSS OF SHARE OPTIONS

           On the termination of the Employment (whether occurring lawfully or otherwise), the Executive shall not be entitled to any compensation or payment for the loss of the Share Options or any benefit which could have been derived from them, whether the compensation or payment is claimed by way of a payment in lieu of notice, damages for wrongful dismissal, breach of contract or loss of office, or compensation for unfair dismissal, or on any other basis.

16         RESTRICTIONS AFTER TERMINATION

16.1       DEFINITIONS

           Since the Executive is likely to obtain Confidential Information in the course of the Employment and personal knowledge of and influence over suppliers, customers, clients and employees of the Company and Group Companies, the Executive hereby agrees with the Company that in addition to the other terms of this Agreement and without prejudice to the other restrictions imposed upon him by law, he will be bound by the covenants and undertakings contained in Clauses 17.2 to 17.5. In this Clause 17, unless the context otherwise requires:

           "CRITICAL EMPLOYEE" means any person who was a director, employee or consultant of the Company at any time within the Relevant Period who by reason of that position and in particular his seniority and expertise or knowledge of Confidential Information or knowledge of or influence over the clients, customers or contacts of the Company is likely to cause damage to the Company if he were to leave the employment of the Company and become employed by a competitor of the Company;

           "RELEVANT PERIOD" means the period of twelve months immediately preceding the Termination Date;


           "RESTRICTED AREA" means any country in the world where the Company or any Group Company has a valid licence for the exploration and/or production of oil and/or gas;

           "RESTRICTED PERIOD" means the period of 12 months commencing on the Termination Date.

16.2       RESTRICTIVE COVENANTS

           The Executive confirms that, neither during the Employment nor during the Restricted Period, without the prior written consent of the Company (such consent not to be unreasonably withheld), whether by himself, through his employees or agents or otherwise and whether on his own behalf or on behalf of any person, directly or indirectly, he will not:

           (a)        so as to compete with the Company in the Restricted Area;
                      be employed or engaged or at all interested in (except as a Minority Holder) a business or person which is involved in the business of exploration or production of oil and/or gas, if the business is or seeks to be in competition with the Company;

           (b) solicit or induce or endeavour to solicit or induce any person who, on the Termination Date, was a Critical Employee (and with whom the Executive had dealings during the Relevant Period) to cease working for or providing services to the Company, whether or not any such person would thereby commit a breach of contract;

           (c) employ or otherwise engage any Critical Employee in the business of exploration or production of oil and/or gas if that business is, or seeks to be, in competition with the Company; or


           (d) solicit or induce or endeavour to solicit or induce any Government body or agency or any other third party in the Restricted Area to cease to deal with the Company and shall not interfere in any way with any relationship between any such Government body or agency or other third party and the Company.

16.3       APPLICATION OF RESTRICTIVE COVENANTS TO OTHER GROUP COMPANIES


           Clause 17.2 shall also apply as though references to the "COMPANY" include references to each Group Company in relation to which the Executive has in the course of the Employment or by reason of rendering services to or holding office in such Group Company:

           (a) acquired knowledge of its trade secrets or Confidential Information; or

           (b) had personal dealings with its Customers or Prospective Customers; or

           (c) supervised directly or indirectly employees having personal dealings with its Customers or Prospective Customers;

           but so that references in Clause 17.1 to the "Company" shall for this purpose be deemed to be references to the relevant Group Company. The obligations undertaken by the Executive pursuant to this Clause 17.3 shall, with respect to each Group Company, constitute a separate and distinct covenant and the invalidity or unenforceability of any such covenant shall not affect the validity or enforceability of the covenants in favour of any other Group Company.

16.4       EFFECT OF SUSPENSION ON RESTRICTED PERIOD

           If the Company exercises its right to suspend the Executive's duties and powers under Clause 5.3 after notice of termination of the Employment has been given, the aggregate of the period of the suspension and the period after the Termination Date for which the covenants in Clause 17 shall apply shall not exceed 12 months and if the aggregate of the two periods would exceed 12 months, the period after the Termination Date for which the covenants in Clause 17 shall apply shall be reduced accordingly.

16.5       SEVERANCE

           The restrictions in this Clause 17 (on which the Executive has had the opportunity to take independent advice, as the Executive hereby acknowledges) are separate and severable restrictions and are considered by the parties to be reasonable in all the circumstances. It is agreed that if any such restrictions, by themselves, or taken together, shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the legitimate interests of the Company or a Group Company but would be adjudged reasonable if some part of it were deleted, the relevant restriction or restrictions shall apply with such deletion(s) as may be necessary to make it or them valid and enforceable.

17         DISCIPLINARY AND GRIEVANCE PROCEDURE

17.1       DISCIPLINARY PROCEDURES

           Any disciplinary action taken in connection with the Employment will usually be taken in accordance with the Company's normal disciplinary procedures (which are workplace rules and not contractually binding) a copy of which is available from the Secretary of the Company.

17.2       GRIEVANCE PROCEDURE

           If the Executive wishes to obtain redress of any grievance relating to the Employment or is dissatisfied with any reprimand, suspension or other disciplinary step taken by the Company, he shall apply in writing to the Managing Director, setting out the nature and details of any such grievance or dissatisfaction.

18         GENERAL

18.1       PROVISIONS WHICH SURVIVE TERMINATION

           Any provision of this Agreement which is expressed or intended to have effect on, or to continue in force after, the termination of this Agreement shall have such effect, or, as the case may be, continue in force, after such termination.

18.2       NO COLLECTIVE AGREEMENTS

           There are no collective agreements that directly affect the terms and conditions of the Employment.

19         DATA PROTECTION

           The Executive acknowledges and agrees that the Company is permitted to hold personal information about the Executive as part of its personnel and other business records and may use such information in the course of the Company's or the Group's business. The Executive agrees that the Company may disclose such information to third parties in the event that such disclosure is in the Company's view required for the proper conduct of the Company's business or that of any Group Company. This Clause applies to information held, used or disclosed in any medium.

20         ENTIRE AGREEMENT

           This Agreement band the documents referred to in it, constitute the entire agreement and understanding of the parties and supersede any previous agreement between the parties relating to the subject matter of this Agreement.

21         TAX

           The Executive shall be responsible for the payment of all tax whether of a local or national basis which may be due in respect of the Basic Salary and benefits provided hereunder. It is the Executive's responsibility to ascertain, and if necessary meet, his liability to tax in Georgia, Guernsey or in any other country in which he carries out duties under this Agreement.

22         INDEMNITY & INSURANCE

22.1       INDEMNITY

           The Company shall indemnify the Executive in respect of any costs, claims or liabilities incurred by the Executive in the proper performance of his duties hereunder.

22.2       INSURANCE

           The Company shall be responsible for ensuring that the Company takes out and maintains directors and officer's liability insurance in respect of all current directors and officers and to cover all directors and officers for a period of 3 years after termination of their contracts.

23.        JURISDICTION

           Each party hereby submits to the non-exclusive jurisdiction of the Guernsey courts as regards any claim, dispute or matter arising out of or in connection with this Agreement and its implementation and effect.

IN WITNESS WHEREOF this Agreement has been duly signed, sealed and delivered as a Deed the day and year before written.

SUBSCRIBED for and on behalf of CanArgo Limited.

at London                  on 22 March            2001

by      /s/ David Robson
            .....................Managing Director
            David Robson


SIGNED by the said Anthony Potter /s/ Anthony Potter
                                      ............................
                                      Anthony Potter

at London                  on 22 March            2001

in the presence of:-

Witness   /s/ Murray Chancellor.......................

Full Name  ...........................................

Address ..............................................

 ......................................................

Occupation ...........................................

THIS AGREEMENT is made effective from the 1st day of October 2000 between

(1) CANARGO ENERGY CORPORATION, a corporation incorporated under the laws of Delaware, USA, 2711 Centerville Rd., Suite 400, Wilmington, Delaware 19808 (the "COMPANY"); and

(2) ANTHONY POTTER, residing at 53 Coresbrook Way, Knaphill, Surrey GU21 2TR (the "EXECUTIVE")


WHEREAS the Company has entered into an employment contract with the Executive effective from the 1st October 2000 ("Executive's UK Contract")

IT IS AGREED as follows:

1.    SEVERANCE

1.1   RECOGNITION OF PREVIOUS CONTRIBUTION

      The Executive has been in the continuous employ of the Company and or its affiliates since May 1, 1998. In recognition of this contribution six months severance is currently due and will be paid, based on the Executive's previous annual salary (Cdn.$125,000), one month prior to the expiration or termination of the Executive's UK Contract.

1.2   CURRENT CONTRIBUTION

      At the expiration or termination of the Executive's UK Contract, an additional two months severance will be paid based on the Executive's previous annual salary (Cdn. $125,000) for each additional year of service provided under the contract provided that, to the extent of the Executive's control, a suitable replacement has been sourced and trained at the end of the Executive's UK Contract.

1.3   TERMINATION DUE TO BUSINESS COMBINATION

      Should during the term of the Executive's UK Contract, CanArgo enter into a business combination (including but not limited to an acquisition, merger or reverse takeover) which results in the termination of the Executive's UK Contract, a total of 12 months severance at the Executive's previous annual salary (Cdn. $125,000) will be immediately due and payable to the Executive.

2     ENTIRE AGREEMENT

      This Agreement and the documents referred to in it, constitute the entire agreement and understanding of the parties and supersede any previous agreement between the parties relating to the subject matter of this Agreement.

3     GOVERNING LAW AND JURISDICTION

3.1   GOVERNING LAW

      This Agreement shall be governed and construed in accordance with the law of England & Wales.


3.2   JURISDICTION

      Each party hereby submits to the non-exclusive jurisdiction of the English courts as regards any claim, dispute or matter arising out of or in connection with this Agreement and its implementation and effect.



IN WITNESS WHEREOF this Agreement has been duly signed, sealed and delivered as a Deed the day and year before written.



SUBSCRIBED for and on behalf of CANARGO ENERGY CORPORATION

at London on 22 March 2001

by    /s/  David Robson  Director

and   /s/  Liz Landles  Asst. Corporate Secretary


SIGNED by the said ANTHONY POTTER             /s/  Anthony Potter
                                             ---------------------
at London on 22 March 2001                      Anthony Potter

in the presence of:-

Witness   /s/  Murray Chancellor

Full Name      Murray Chancellor

Address ..........................................................

 ..................................................................

Occupation .......................................................